                                                                    EXHIBIT 10.5

                                LOAN AGREEMENT

     THIS AGREEMENT (this "Agreement") made and entered into as of the 1st day of February, 1999, by and between THE BANKERS BANK, a banking corporation organized under the laws of Georgia (the "Lender"), and CRESCENT BANKING COMPANY, a Georgia corporation (the "Borrower").

                                   RECITALS

     WHEREAS, the Borrower wishes to obtain from the Lender a loan in the principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100
($1,500,000.00); and the Lender, on the terms and conditions hereinafter set forth, is willing to lend such sum to the Borrower; and

     NOW, THEREFORE, for and in consideration of the premises, and the mutual agreements, warranties and representations herein made, the Lender and the Borrower agree as follows:

                            ARTICLE I - DEFINITIONS

1.1 "Assessment Risk Classification" means the assessment risk classification assigned to each of the Bank Subsidiaries for purposes of assessment of premiums by the Federal Deposit Insurance Corporation for deposit insurance pursuant to 12 C.F.R. (S) 327.3(d).

1.2 "Bank" means Crescent Bank & Trust Company, a Georgia banking corporation, 100% of the outstanding stock of which is owned by the Borrower, and which has its main office at JASPER, Georgia.

1.3 "Bank Stock" means all of the issued and outstanding capital stock of the Bank.

1.4 "Bank Subsidiaries" means each and every banking Subsidiary of Borrower, now or hereafter in existence, including, but not limited to, the Bank.

1.5 "Capital" means all capital or all components of capital, other than any allowance for loan and lease losses and net of any intangible assets, as defined from time to time by the Borrower's or the Bank's primary federal regulator.

1.6 "Collateral" means all property assigned or pledged to the Lender under this Agreement or the other Financing Documents or any other document and the proceeds thereof.

1.7 "ERISA" means the Employee Retirement Income Security Act of 1974, P.L. No. 93-406, as amended from time to time.

1.8 "Financing Documents" means and includes this Agreement, the Note, the Pledge Agreement, and all other associated loan and collateral documents including, without limitation, all stock powers, exhibits, schedules, attachments, information and other writings related thereto, or furnished by the Borrower to the Lender in connection therewith and any amendments, extensions, renewals, modifications or substitutions thereof.

1.9 "Lender" shall include transferees, assignees and successors of the Lender, and all rights of the Lender under the Financing Documents shall inure to the benefit of its transferees, successors and assigns. All obligations of the Borrower under the Financing Documents shall bind its heirs, legal representatives, successors, and assigns.

1.10 "Liabilities" means all indebtedness, liabilities, and obligations of the Borrower of any nature whatsoever which are now or hereafter owing to the Lender whether direct or indirect, and whether as principal maker, endorser, guarantor, surety or otherwise, and also regardless of whether such Liabilities are from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, including without limitation the Note and any amendments, extensions, renewals, modifications or substitutions thereof or therefor.

1.11 "Loan" shall have the meaning set forth in Section 2.1 hereof.

1.12  "Note" shall have the meaning set forth in Section 2.2 hereof.

1.13 "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

1.14 "Pledge Agreement" shall have the meaning set forth in Section 2.4(a) hereof.

1.15 "Subsidiary" means each of the Bank Subsidiaries and each other corporation for which the Borrower has the power, directly or indirectly, to direct its management or policies or to vote 25% or more of any class of its voting securities.

1.16 "Tier 1 Capital" means Tier 1 capital as defined by the capital maintenance regulations of the primary federal bank regulatory agency of the relevant Bank Subsidiary.

1.17 "Weighted Average Return on Assets" means (i) with respect to the Borrower, its net income for the previous calendar year plus the amount of any interest payments by it on the Loan during the previous calendar year, divided by its average assets during the previous calendar year, and (ii) with respect to each Bank Subsidiary, its net income for the previous calendar year divided by its average assets during the previous calendar year.

1.18 All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in effect from time to time.

                             ARTICLE II - THE LOAN

2.1 Subject to the terms and conditions of this Agreement, the Lender agrees to lend to the Borrower the principal sum of $1,500,000.00 (the "Loan").

2.2 The Loan shall be evidenced by a promissory note, duly executed and delivered by the Borrower in favor of the Lender. Said promissory note and any amendment(s), extension(s), renewal(s), or modification(s) thereof is hereinafter called the "Note." The Note shall provide that:

      (a) The Loan shall bear interest at a rate per annum, calculated on the basis of a 360 day year and actual days elapsed, equal to the Prime Rate Basis (as defined in the Note) minus fifty (50) basis points. (b) Accrued interest shall be payable quarterly in arrears on the last day of each calendar quarter, commencing April 30, 1999, and continuing to be due on the last day of each calendar quarter thereafter until the Loan is paid in full. (c) Commencing on January 31, 2000, and continuing on January 31 of each succeeding calendar year, the Loan shall be due and payable in ten (10) consecutive annual installments of principal, in varying amounts as detailed in the Note plus all accrued and unpaid interest as hereinabove provided. The entire outstanding balance of the Loan, together with all accrued and unpaid interest, shall be due and payable at the final installment on January 31, 2009. (d) No penalty or premium shall be imposed for the prepayment in whole or in part of the principal balance of the Loan. Partial prepayments of the Loan shall be applied against the principal installments thereof in the order of maturity.

In the event of conflict between the terms of this Section 2.2 and those of the Note, the Note shall control.

2.3 The proceeds of the Loan shall be used by the Borrower to provide capital for Crescent Mortgage Company for expansion.

2.4 To secure the repayment of the Loan the Borrower shall execute and deliver to the Lender a stock pledge agreement (the "Pledge Agreement") in form and substance satisfactory to the Lender, and pursuant to which the Borrower shall grant to the Lender a security interest in the Bank Stock. The Borrower shall deliver to the Lender the certificates representing the Bank Stock together with the stock transfer powers for same in form and substance satisfactory to the Lender.

                 ARTICLE III - REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to the Lender that each of the following is true, correct, complete and accurate in all respects:

3.1 The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. The Borrower is registered as a bank holding company with the Board of Governors of the Federal Reserve System and the Georgia Department of Banking.

3.2 The Bank is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. Borrower owns all of the outstanding capital stock of the Bank and there are no outstanding options, warrants or other rights which can be converted into shares of capital stock of the Bank.

3.3 Each financial statement of the Borrower or any subsidiary which has been delivered to the Lender presents fairly the financial condition of the Borrower or such Subsidiary as of the date indicated therein and the results of its operations for the period(s) shown therein. There has been no material adverse change, either existing or threatened, in the financial condition or operations of the Borrower or any Subsidiary since the date of said financial statement.

3.4 The Borrower has full power and authority to make, execute and perform in accordance with the respective terms thereof each of the Financing Documents. The execution and performance by the Borrower of each and every one of the Financing Documents have been duly authorized by all requisite action, and each and every one of them constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms.

3.5 Except for the security interest created by the Pledge Agreement, the Borrower owns the Bank Stock free and clear of all liens, charges and encumbrances. The Bank Stock is duly issued, fully paid and non-assessable, and the Borrower has the unencumbered right to pledge the Bank Stock.

3.6 There is no claim, action, suit, arbitration, or other proceeding at law or in equity, or by on before any federal, state, local or other governmental agency, or by or before any other agency or arbitrator, nor is there any decree of any court pending, anticipated or threatened against the Borrower or any Subsidiary or against any of their properties or assets.

3.7 Neither the Borrower nor any Subsidiary has incurred any material accumulated funding deficiency within the meaning of ERISA, or has incurred any material liability to the Pension Benefit Guaranty Corporation established under ERISA, in connection with any employee benefit plan.

3.8 None of the transactions contemplated in this Agreement will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto.

                      ARTICLE IV - AFFIRMATIVE COVENANTS

For so long as this Agreement is in effect, and unless the Lender expressly consents in writing otherwise or to the contrary, the Borrower hereby expressly covenants and agrees as follows:

4.1 The Borrower shall promptly furnish to the Lender; (a) not later than one hundred eighty (180) days after and as of the end of each fiscal year, audited financial statements of the Borrower; (b) not later than thirty (30) days after and as of the end of each quarter of each year, copies of the Report of Condition and the Report of Income and Dividends of each of the Bank Subsidiaries; (c) immediately after the occurrence of a material ader?? change, financial or otherwise, in the Borrower or any Subsidiary, including, without limitation, imposition of any letter agreement, memorandum of understanding, cease and desist order, or other similar regulatory action involving the Borrower or any Subsidiary, a statement of the Borrower's chief executive officer or chief financial officer setting forth in reasonable detail such change and the action which the Borrower or any Subsidiary proposes to ?ake with respect thereto; and (d) from time to time upon request of the Lender, such other information relating to the operations, business, condition, management, properties and prospects of the Borrower or any Subsidiary as the

Lender may request.

4.2 The Borrower and each Subsidiary shall punctually pay and discharge all taxes, assessments and governmental charges or levies imposed upon it.

4.3 The Borrower and each Subsidiary shall continue to comply with the requirements of the rules and regulations of governmental bodies or regulatory agencies applicable to it.

4.4 The Borrower shall immediately report to the Lender any change in the beneficial ownership of the Borrower's stock by any officer, director or 25% or greater stockholder of the Borrower.

4.5 The Borrower shall immediately notify Lender of all significant changes in management.

                        ARTICLE V - NEGATIVE COVENANTS

For so long as this Agreement is in effect, and unless the Lender expressly consents in writing otherwise or to the contrary, the Borrower hereby expressly covenants and agrees to the following negative covenants.

5.1 The Borrower shall not permit its Capital as of the end of any fiscal quarter during the term of this Agreement to be less than $8,000,000.
                                                          ----------

5.2 The Borrower shall not permit the ratio of Tier 1 Capital to total assets (the "Tier 1 Leverage Ratio") of any of the Bank Subsidiaries as of the end of any fiscal year during the term of this Agreement to be less than 7.0%.

5.3 The Borrower shall not permit its or any Bank Subsidiary's Weighted Average Return on Assets for each fiscal year ending during the term of this Agreement to be less than 0.75%.

5.4 The Borrower shall not permit the allowance for loan and lease losses of any of the Bank Subsidiaries to be less than .50% of its gross loans for each fiscal quarter ending during the term of this Agreement.

5.5 The Borrower shall not permit any of the Bank Subsidiaries to maintain an Assessment Risk Classification other than either (1) Group 1, Subgroup A; (ii) Group 1, Subgroup B; (iii) Group 2, Subgroup A.

5.6 The Borrower shall not receive a composite BOPEC rating from any of its regulators, and shall not permit any Bank Subsidiary to receive a composite CAMEL rating from any of its regulators, other than "1" or "2".

5.7 The Borrower shall not pay any dividend to its stockholders if such would result in an Event of Default.

5.8 The Borrower shall not incur, create, assume or permit or exist any indebtedness or liability for borrowed money, (direct or indirect) in an aggregate in excess of 25% of Capital other than to the Lender or a wholly owned Subsidiary of the Borrower, without prior Lender approval, except that this covenant shall not apply to deposits, repurchase agreements, federal funds borrowings, overdrafts, and other banking transactions entered into by a Subsidiary in the ordinary course of its business.

5.9 The Borrower shall not, nor permit any Subsidiary to, transfer all or substantially all of its assets to, consolidate or merge with any other Person or acquire all or substantially all of the properties or stock of any other Person, or create any Subsidiary or enter into any partnership or joint venture, without prior written permission of Lender.

5.10 The Borrower shall not permit any Subsidiary to issue, sell or otherwise dispose of any shares of any class of its stock (other than directors' qualifying shares) except to the Borrower or its wholly owned Subsidiary.

5.11 The Borrower shall not sell or otherwise dispose of, or part with control of, any securities, or indebtedness of any Subsidiary, and the Borrower shall not pledge, hypothecate, assign, transfer or grant a security interest in any of the capital stock or other securities of any of its Subsidiaries except to Lender.

5.12 Neither the Borrower nor any Subsidiary shall incur or suffer to exist any material accumulated funding deficiency within the meaning of ERISA or incur any material liability to the Pension Benefit Guaranty Corporation established under ERISA (or any successor thereto unto ERISA).

                       ARTICLE VI - CONDITIONS PRECEDENT

All of the Lender's obligations under this Agreement, including without limitation any obligation to make any advance of the Loan to the Borrower, are subject to the prior fulfillment of each of the following conditions, and the Borrower shall use its best efforts to cause each of the following conditions to be so fulfilled;

6.1 All representations and warranties of the Borrower contained in this Agreement and in each and every one of the other Financing Documents shall be true, correct, complete and accurate in all respects on and as of the date of each advance of the Loan.

6.2 The Borrower and each Subsidiary shall have duly and properly performed in all respects all covenants, agreements, and obligations required by the terms of this Agreement or any of the other Financing Documents to be performed by the Borrower or the Subsidiary.

6.3 The Borrower shall not have taken or permitted to be taken any actions which would conflict with any of the provisions of Article V hereof.

6.4 Since the date of this Agreement no adverse change shall have occurred in the Borrower's or any Subsidiary's condition (financial or otherwise), or in the business, properties, assets, liabilities, prospects, or management of the Borrower or any Subsidiary.

6.5   The Borrower shall have delivered to the Lender all required documents:

6.6 No Event of Default or event which, with the giving of notice or passage of time (or both), would constitute an Event of Default under the terms of this Agreement, shall have occurred.

                        ARTICLE VII - EVENTS OF DEFAULT

The occurrence of any one or more of the following events will constitute an event of default (herein called an "Event of Default") by the Borrower under this Agreement:

7.1 Failure of the Borrower punctually to make payment of any amount payable, whether principal or interest or other amount, on any of the Liabilities, whether at maturity, or at a date fixed for any prepayment or partial prepayment, or by acceleration, or otherwise which failure is not cured within ten (10) days after notices from the Lender to the Borrower.

7.2 If any statement, representation, or warranty of the Borrower made in this Agreement or any other document furnished by the Borrower to the Lender proves to have been incorrect, misleading, or incomplete in any material respect which failure is not cured within ten (10) days after notice from the Lender to the Borrower.

7.3 Failure to the Borrower punctually and fully to perform, observe, discharge or comply with any of the covenants set forth in Article V hereof, or any other covenants set forth in this Agreement, which failure is not cured within thirty (30) days after notice from the Lender to the Borrower.

7.4 The occurrence of a default or an Event of Default under any of the other Financing Documents or under any other agreements to which the Borrower and the Lender are parties.

7.5 If the Borrower or any Subsidiary is in default on indebtedness to another Person.

7.6 Any material adverse change occurs in the Borrower's financial condition or means or ability to pay the Liabilities.

7.7 If any cease and desist order or other order pursuant to 12 U.S.C. 1818 has been threatened or entered against Borrower or any Subsidiary by any regulatory agency or body, or the Borrower or any Subsidiary enters into any form of memorandum of understanding, plan of corrective action, or letter agreement with any such regulatory agency or body, or if any other regulatory enforcement action is taken against Borrower or any Subsidiary relating to the capitalization, management or operation of the Borrower or any Subsidiary.

7.8 If Borrower or any Subsidiary is indicted or convicted or pleads guilty or polo contendere to any charge that Borrower or such Subsidiary has violated any
---------------
drug, controlled substance, money laundering, currency reporting, racketeering, or racketeering-influenced and corrupt-organization statute or regulation or any other forfeiture statute.

7.9 If any Person or group of Persons acting in concert shall at any time after the date of the Agreement acquire control of the Borrower.

                      ARTICLE VII - REMEDIES UPON DEFAULT

8.1  Upon the occurrence of an Event of Default:

     (a) Any of the Liabilities may at the option of the Lender and without presentment, demand, notice or protest of any kind (all of which are expressly waived by the Borrower in this Agreement), be declared due and payable, whereupon they immediately will become due and payable;

     (b) The Lender may also, at its option, and without notice or demand of any kind, exercise from time to time any and all rights and remedies available to it under this Agreement or under any of the other Financing Documents, as well as exercise from time to time any and all rights and remedies available as provided in the uniform Commercial Code of Georgia or under any other applicable law or in equity, including without limitation the right to any deficiency remaining after disposition of the Collateral; and

     (c) The Borrower shall pay all of the reasonable costs and expenses incurred by the Lender in enforcing its rights under this Agreement and the other Financing Documents. In the event any claim collected by or through an attorney at law, the Borrower shall be liable to the Lender for all expenses incurred by it in seeking to collect the Liabilities or to enforce its rights, including, without limitation, reasonable attorneys' fees.

8.2 Any proceeds from disposition of any of the Collateral may be applied by the Lender first to the payment of all expense and costs incurred by the Lender in collecting such Liabilities, in enforcing the rights of the Lender under the Financing Documents and in collecting, holding, preparing the Collateral for and advertising the sale or other disposition of and realizing upon the Collateral, including, without limitation, reasonable attorneys' fees as well as all other legal expenses and court costs. Any balance of such proceeds may be applied by the Lender toward the payment of such of the Liabilities and in such order of application as the Lender may from time to time elect. The Lender shall pay the surplus, if any, to the Borrower. The Borrower shall pay the deficiency, if any, to the Lender.

                          ARTICLE IX - MISCELLANEOUS

9.1  Time is of the essence of this Agreement.

9.2 This Agreement, together with all of the other Financing Documents, supersedes all prior discussions, understandings and agreements by and between the Borrower and the Lender with respect to the Loan and the Collateral, and together they constitute the sole and entire agreement between the parties.

9.3 This Agreement and the security interests and security title conveyed under the Financing Documents shall remain in full force and effect until such time as the Liabilities are repaid in full.

9.4 The Lender will not be deemed as a consequence of any act, delay, failure, omission, or forbearance (including without limitation failure to exercise its rights of accelerating the maturity of any of the Liabilities or other indulgences granted from time to time by the Lender) or for any other reason:
(i) to have waived, or to be stopped from exercising, any of its rights or remedies under this Agreement or under any of the other Financing Documents, or (ii) to have modified, changed, amended, terminated, rescinded, or superseded any of the terms of this Agreement or of any of the other Financing Documents unless such waiver, modification, amendment, change, termination, rescission, or supersession is express, in writing and signed by a duly authorized officer of the Lender. No single or partial exercise by the Lender of any right or remedy will preclude other or further exercise thereof or preclude the exercise of any right or remedy, and a waiver expressly made in writing on one occasion will be effective only in that specific instance and only for the precise purpose for which given, and will not be constructed as a consent to or a waiver of any right or remedy on any future occasion.

9.5 Except as provided otherwise in this Agreement, all notices and other communications under this Agreement are to be in writing and are to be deemed to have been duly given and to be effective upon delivery to the party to whom they are directed. If sent by U.S. mail, first class, certified, return receipt requested, postage prepaid, and addressed to the Lender or the Borrower at their respective addresses set forth below, such notices, demand and other communications are to be deemed to have been delivered on the second business day after being so posted.

If to the Lender:        The Bankers Bank
                         2410 Paces Ferry Road
                         600 Paces Summit
                         Atlanta, Georgia 30339
                         Att: Jack Gardner, Vice President

If to the Borrower:      Crescent Banking Company
                         1200 Appalachian Parkway
                         Jasper, Georgia 30143

Either the Lander or the Borrower may, by written notice to the other, designate a different address for receiving notices under this Agreement.

9.6 The Borrower may not, without the consent of the Lender, assign or transfer any of its rights or duties hereunder or under any of the other Financing Documents.

9.7 The Lender may at any time grant participations in or sell, assign, transfer or otherwise dispose of, all or any portion of the indebtedness of the Borrower outstanding pursuant to this Agreement and the Note. The Borrower hereby agrees that any participant, assignee or transferee shall be entitled to the benefits of the provisions of this Agreement as the Lender hereunder.

9.8 Borrower hereby agrees to pay and indemnify Lender from and against all claims and liabilities, losses, costs, and expenses which Lender may incur as a consequence, directly or indirectly, of (I) any breach by Borrower of any warranty, term or condition in, or the occurrence of any default under, this Agreement or any other Financing Document, including all fees or expenses resulting from the settlement or defense of any claims or liabilities arising as a result of any such breach or default, and (ii) Lender's making, holding, or administering the Loan or the Collateral. The obligations of Borrower under this
Section 9.8 shall survive the termination of this Agreement.

9.9 Upon the occurrence of an Event of Default hereunder, the Lender, without notice or demand of any kind, may hold and set off against such of the Liabilities (whether matured or unmatured) as the Lender may select, any balance or amount to the credit of the Borrower in any deposit, agency, reserve, holdback or other account of any nature whatsoever maintained by or in behalf of the Borrower with the Lender.

9.10 If at any time the Lender upon advice of its counsel shall determine that any further documents shall be reasonably required to document this Agreement and the transactions and other agreements contemplated thereby, the Borrower shall, and shall cause its Subsidiaries to, execute and deliver such document and otherwise carry out the purposes of this Agreement.

9.11 This Agreement and all of the other Financing Documents have been made and delivered in the State of Georgia, and the terms, provisions and performance thereof are in all respects, including without limitation all matters of construction, interpretation, validity, enforcement, and performance, to be construed in accordance with and governed by the laws of that State.

9.12 Words importing the singular number shall include the plural number and vice versa, and pronouns used shall be deemed to cover all genders.

          IN WITNESS WHEREOF, the Lender has executed this Agreement, and the Borrower has executed this Agreement and placed its seal hereon, all as of the day and year first above written.

                                             BORROWER:

                                             CRESCENT BANKING COMPANY

                                             By: /s/
                                                --------------------------------

                                             Title:
                                                   -----------------------------

                                             Attest: /s/
                                                    ----------------------------

                                             Title:
                                                    ----------------------------

                                             [CORPORATE SEAL]


                                             LENDER

                                             THE BANKERS BANK

                                             By: /s/
                                                --------------------------------

                                             Title:
                                                   -----------------------------


                                             Attest: /s/
                                                    ----------------------------

                                             Title:
                                                   -----------------------------


                                                    [BANK SEAL]

               BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
                Statement of Purpose for an Extension of Credit
                            Secured by Margin Stock

                               THE BANKERS BANK
               ------------------------------------------------
                                 Name of Bank

                          (Federal Reserve Form U-1)

    This form is required by law (15 U.S.C. (S)(S) 78g and 78w; 12 CFR 221)

INSTRUCTIONS

1. This form must be completed when a bank extends credit in excess of $100,000 secured directly or indirectly, in whole or in part, by any margin stock.

2. The term "margin stock" is defined in Regulation U (12 CFR 221) and includes, principally: (1) stocks that are registered on a national securities exchange or that are on the Federal Reserve Board's List of Marginable OTC Stocks; (2) debt securities (bonds) that are convertible into margin stocks; (3) any over-the-counter security designated as qualified for trading in the National Market System under a designation plan approved by the Securities and Exchange Commission (NMS security); and (4) shares of mutual funds, unless 95 per cent of the assets of the fund are continuously invested in U.S. government, agency, state, or municipal obligations.

3.   Please print or type (if space is in adequate, attach separate sheet).


PART I. To be completed by borrower(s).

1.   What is the amount of the credit being extended?    $1,500,000
                                                     -----------------------

2.   Will any part of this credit be used to purchase or carry margin stock?
         ___  Yes      X  No
                      ---

If the answer is "no," describe the specific purpose of the credit. Proceeds to
                                                                    -----------
be used as capital in Crescent Mortgagee Company
--------------------------------------------------------------------------------

________________________________________________________________________________

I (we) have read this form and certify that to the best of my (our) knowledge and belief the information given is true, accurate, and complete, and that the margin stock and any other securities collateralizing this credit are authentic, genuine, unaltered, and not stolen, forged, or counterfeit.


Signed:                                      Signed:
CRESCENT BANKING COMPANY

/s/                                           /s/
-------------------------------------------   ----------------------------------
Borrower's Signature          Date            Borrower's Signature        Date



-------------------------------------------  ----------------------------------
Print or Type Name                            Print or Type Name

                   THIS FORM SHOULD NOT BE SIGNED IN BLANK.

       A BORROWER WHO FALSELY CERTIFIES THE PURPOSE OF A CREDIT ON THIS
      FORM OR OTHERWISE WILLFULLY OR INTENTIONALLY EVADES THE PROVISIONS
       OF REGULATION U WILL ALSO VIOLATE FEDERAL RESERVE REGULATION X,
                       "BORROWERS OF SECURITIES CREDIT."

PART II TO BE COMPLETED BY BANK ONLY IF THE PURPOSE OF THE CREDIT IS TO PURCHASE OR CARRY MARGIN STOCK (PART I (2) ANSWERED "YES")

1. List the margin stock securing this credit; do not include debt securities convertible into margin stock. The maximum loan value of margin stock is _____ per cent of its current market value under the current Supplement to Regulation U.

-------------------------------------------------------------------------------
NO OF       ISSUE        MARKET PRICE        DATE AND SOURCE     TOTAL MARKET
SHARES                    PER SHARE           OF VALUATION     VALUE PER ISSUE
                                             (SEE NOTE BELOW)
-------------------------------------------------------------------------------







-------------------------------------------------------------------------------
2. List the debt securities convertible into margin stock securing this credit. The maximum loan value of such debt securities is _____ per cent of the current market value under the current supplement to Regulation U.
--------------------------------------------------------------------------------

PRINCIPAL      ISSUE      MARKET PRICE    DATE AND SOURCE      TOTAL MARKET
 AMOUNT                                    OF VALUATION      VALUE PER ISSUE
                                          (SEE NOTE BELOW)
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
3.   List other collateral including nonmargin stock securing this credit.
-------------------------------------------------------------------------------
      DESCRIBE BRIEFLY    MARKET PRICE    DATE AND SOURCE     GOOD FAITH
                                           OF VALUATION       LOAN VALUE
                                          (SEE NOTE BELOW)
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------

Note: Bank need not complete "Date and source of valuation" if the market value was obtained from regularly published information in a journal of general circulation.

Part III.  To be signed by a bank officer in all instances.

I am a duly authorized officer of the bank and understand that this credit secured by margin stock may be subject to the credit restrictions of Regulation
U. I have read this form and any attachments, and I have accepted the customer's statement in Part I in good faith as required by Regulation U*, and I certify that to the best of my knowledge and belief, all the information given is true, accurate, and complete. I also certify that if any securities that directly secure the credit are not or will not be registered in the name of the borrower or its nominee I have or will cause to have examined the written consent of the registered owner to pledge such securities. I further certify that any securities that have been or will be physically delivered to the bank in connection with this credit have been or will be examined, that all validation procedures required by bank policy and the Securities Exchange Act of 1934 (section 17 (f), as amended) have been or will be performed, and that I am satisfied to the best of my knowledge and belief that such securities are genuine and not stolen or forged and their faces have not been altered.

                                          Signed:

APRIL 8, 1997                             /s/
-----------------------------------       -----------------------------------
Date                                      Bank officer's signature


-----------------------------------       -----------------------------------
Title                                     Print or type name

* To accept the customer's statement in good faith, the officer of the bank must be alert to the circumstances surrounding the credit and, if in possession of any information that would cause a prudent person not to accept the statement without inquiry, must have investigated and be satisfied that the statement is truthful. Among the facts which would require such investigation are receipt of the statement through the mail or from a third party.

          THIS FORM MUST BE RETAINED BY THE BANK FOR AT LEAST THREE YEARS
                       AFTER THE CREDIT IS EXTINGUISHED.

                                PROMISSORY NOTE

$1,500,000                                                DATE: FEBRUARY 1, 1999
----------


     FOR VALUE RECEIVED, the undersigned, CRESCENT BANKING COMPANY, A GEORGIA Corporation (the "Borrower"), promises to pay to the order of THE BANKERS BANK (hereinafter called "Bank" and, together with any holder hereof, called the "Holder"), at 2410 Paces Ferry Road, 600 Paces Summit, Atlanta, Georgia 30339-4098 (or at such other place as the Holder may designate in writing to the Borrower), in lawful money of the United States of America, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000) or, if less, so much thereof as has been advanced and is outstanding hereunder, plus interest as hereinafter provided.

     This Note is the Note made and given as described in that certain Loan Agreement dated as of FEBRUARY 1, 1999, between the Borrower and the Bank (the "Loan Agreement"). In the event of any inconsistency between this Note and the Loan Agreement, this Note shall control. All capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement, except to the extent such capitalized terms are otherwise defined or limited herein.

     The Borrower shall be entitled to borrow funds hereunder pursuant to the terms and conditions of the Loan Agreement.

     The Borrower promises to pay interest on the unpaid principal amount outstanding hereunder (the "Loan"), at a simple interest rate per annum equal to the PRIME RATE BASIS. "Prime Rate Basis" shall mean, on any day, a simple interest rate per annum equal to the PRIME RATE LESS 50 BASIS POINTS.

     "Prime Rate" shall mean, on any day, the rate of interest published as the "Prime Rate" as of such day appearing in the "Money Rates" section of the Eastern edition of the Wall Street Journal or any successor to such section. If
                       -------------------
more than one such rate shall be published, then the Prime Rate shall be the higher or highest of such rates. The Prime Rate in effect as of the close of business of each day shall be the applicable Prime Rate for the day and each succeeding non-business day in determining the applicable Prime Rate Basis.

     Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

     Accrued interest shall be payable quarterly in arrears on the last day of each calendar quarter, commencing APRIL 30, 1999, and continuing to be due on the last day of each calendar quarter thereafter. Interest shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). After default, interest shall also be due and payable upon demand from time to time by the Holder as provided below. Commencing on JANUARY 31, 2000, and continuing on JANUARY 31 of each succeeding calendar year, the Loan shall be due and payable in TEN (10) consecutive EQUAL annual installments of principal. The entire outstanding balance of the indebtedness evidenced by this Note, together with all accrued and unpaid interest, shall be due and payable in a final installment on JANUARY 31, 2009.

     Overdue principal shall bear interest for each day from the date it became so due until paid in full, payable on demand, at a rate per annum (computed on the basis of a 360-day year for the actual number of days elapsed) equal to the Prime Rate Basis plus three percent (3%).

     In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Borrower or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Holder, in writing, that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent hereof that the Borrower not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under applicable law.

     All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser, or any other person or entity, hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest and notice of protest, or any other notice of any kind with respect thereto.

     Time is of the essence of this Note.

     No delay or omission on the part of Holder in the exercise of any right or remedy hereunder, under the Loan Agreement or any Financing Document, or at law or in equity, shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy hereunder, under the Loan Agreement or any Financing Document, or at law or in equity, shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy hereunder, under the Loan Agreement or any Financing Document, or at law or in equity, shall preclude or estop another or further exercise thereof or the exercise of any other right or remedy.

     Should this Note, or any part of the indebtedness evidence hereby, be collected by law or through an attorney-at-law or under advice therefrom, the Holder shall be entitled to collect reasonable attorney's fees and all costs of collection.

     This Note is entitled to the benefits of the Loan Agreement, which contains provisions with respect to the acceleration of the maturity of the Note upon the happening of certain stated events, and for prepayment of the Loan. Prepayment of the Loan may be made by the Borrower only as provided in the Loan Agreement.

     The Holder shall be under no duty to exercise any or all of the rights and remedies given by this Note and the Loan Agreement or under any of the other Financing Documents and no party to this instrument shall be discharged from the obligations or undertakings hereunder (a) should the Holder release or agree not to sue any person against whom the party has, to the knowledge of the Holder, a right to recourse, or (b) should the Holder agree to suspend the right to enforce this Note or Holder's interest in any collateral pledged or any guarantee given to secure this Note against such person or otherwise discharge such person.

     This Note shall be deemed to be made pursuant to the laws of the State of Georgia.

     IN WITNESS WHEREOF, the duly authorized officers or the Borrower have executed, sealed, and delivered this Note, as of the day and year first above written.

LENDER                                       BORROWER

THE BANKERS BANK                             CRESCENT BANKING COMPANY

By: /s/                                      By: /s/
   ----------------------------                  -------------------------------
Title:                                       Title:
      -------------------------                     ----------------------------
                                             ATTEST: /s/
                                                    ----------------------------
                                             Title:
                                                   -----------------------------

(CORPORATE SEAL)                             (CORPORATE SEAL)

                            IRREVOCABLE STOCK POWER

          FOR VALUE RECEIVED, the undersigned, CRESCENT BANKING COMPANY, a GEORGIA corporation (the "Assignor"), has fully and irrevocably granted, assigned and transferred and hereby does fully and irrevocably grant, assign and transfer to THE BANKERS BANK, and the successors, transferees, assigns and representatives thereof (hereinafter collectively referred to as the "Assignee") the following property:

          (a) __________ shares of the common stock of CRESCENT BANK & TRUST COMPANY represented by certificate(s) number ____________________ ________________________________________________________________;

          (b) such additional shares of the common stock of CRESCENT BANK & TRUST COMPANY as is necessary from time to time to cause the Assignee to hold at all times security title to and a security interest in all of the issued and outstanding shares of common stock of CRESCENT BANK & TRUST COMPANY now owned or hereafter acquired by the Assignor.

Assignor hereby irrevocably appoints Assignee to be Assignor's true and lawful attorney-in-fact, with full power of substitution, and empowers Assignee, for an in the name and stead of Assignor, to sell, transfer, hypothecate, liquidate or otherwise dispose of all or any portion of the above-described securities, from time to time, and, for that purpose, to make sign, execute and deliver any documents or perform any other act necessary for such sale, transfer, hypothecation, liquidation or other disposition. Assignor acknowledges that this appointment is coupled with an interest and shall not be revocable by Assignor's dissolution or any other reason. Assignor hereby ratifies and approves all acts that Assignee or any substitute therefor shall do by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed and sealed this power this 1/st/ day of FEBRUARY, 1999.


                                             ASSIGNOR:

                                             CRESCENT BANKING COMPANY

Signed and sealed in my presence             By: /s/
                                                --------------------------------
this ___ day of ______, 1999.                Title:
                                                   -----------------------------

_________________________________
Notary Public
                                             Attest: /s/
                                                    ----------------------------
My Commission Expires:                       Title:
                                                   -----------------------------

__________________________________           [CORPORATE SEAL]

                            STOCK PLEDGE AGREEMENT

          THIS STOCK PLEDGE AGREEMENT (the "Agreement"), entered into as of the 1st Day of FEBRUARY, 1999, by and between CRESCENT BANKING COMPANY, a GEORGIA corporation (the "Pledgor"), and THE BANKERS BANK, a Georgia banking corporation (the "Lender").

                                  WITNESSETH:
                                  ----------

          WHEREAS, the Lender has agreed to extend a credit facility to the Pledgor in the principal amount of $1,500,000 (the "Loan"), pursuant to the terms and conditions of a certain Loan Agreement dated as of FEBRUARY 1, 1999, by and between the Pledgor and the Lender, as amended from time to time (the "Loan Agreement"), which Loan is evidenced by the Pledgor's grid promissory note of even date in favor of the Lender (the "Note"); and

          WHEREAS, to secure the payment and performance of all obligations of the Pledgor under the Note and the Loan Agreement, the Pledgor wishes to pledge to the Lender all of its right, title and interest in and to all of the shares of the issued and outstanding capital stock now owned or hereafter acquired by the Pledgor (the "Stock") in CRESCENT BANK & TRUST COMPANY having its main office at 251 HWY 515, JASPER, GEORGIA (the "Bank");

          NOW THEREFORE, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement to the extent not otherwise defined or limited herein, and further agree as follows:

          1.   Warranty. The Pledgor hereby represents and warrants to the
               --------
Lender that except for the security interest created hereby, the Pledgor owns the Stock free and clear of all liens, charges and encumbrances, that the Stock is duly issued, fully paid and non-assessable, and that the Pledgor has the unencumbered right to pledge the Stock.

          2.   Security Interest. The Pledgor hereby unconditionally grants and
               -----------------
assigns to the Lender, its successors and assigns, a continuing security interest in and security title to the Stock. The Pledgor has delivered to and deposited with the Lender herewith all of its right, title and interest in and to the Stock, together with certificates representing the Stock and stock powers endorsed in blank, as security for (i) all obligations of the Pledgor to the Lender hereunder; and (ii) payment and performance of all obligations of the Pledgor to the Lender under the Note and the Loan Agreement, or any extension, renewal, amendment or modification of any of the foregoing, however created, acquired, arising or evidenced, whether director or indirect, absolute or contingent, now or hereafter existing, or due or to become due. Beneficial ownership of the Stock, including, without limitation, all voting, consensual and dividend rights, shall remain in the Pledgor until the occurrence of a Default under the terms hereof (as defined in Section 4, below) as provided by
Section 10 of this Agreement.

     3.   Additional Shares. In the event that, during the term of this
          -----------------
Agreement:

          (a) any stock dividend, stock split, reclassification, readjustment, or other change is declared or made in the capital structure in the Bank, all new, substituted, and additional shares, or other securities, issued by reason of any such change and received by the Pledgor or to which the Pledgor shall be entitled shall be immediately delivered to the Lender together with stock powers endorsed in blank by the Pledgor, and shall thereupon constitute Stock to be held by the Lender under the terms of this Agreement;

          (b) any subcriptions, warrants or any other rights or options shall be issued in connection with the Stock, all new shares of stock or other securities acquired through such subscriptions, warrants, rights or options by the Pledgor shall be immediately delivered to the Lender and shall thereupon constitute Stock to be held by the Lender under the terms of this Agreement; and

          (c) the Pledgor receives, for any reason whatsoever, any additional shares of the capital stock of the Bank, such shares shall be immediately delivered to the Lender, together with stock powers endorsed in blank by the Pledgor, and such shares thereupon constitute Stock to be held by the Lender under the terms of this Agreement.

     4.   Default. Upon the occurrence of a demand for payment by the Lender
          -------
under the terms of the Note, an Event of Default under the terms of the Loan Agreement, or a default under the terms of this Agreement (any of such occurrences being hereinafter referred to as a "Default"), the Lender shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

          (a) to receive all amounts payable in respect of the Collateral otherwise payable to the Pledgor and to enforce the payment of the Stock and to exercise all of the rights, powers and remedies of the Pledgor thereunder;

          (b) to transfer all or any part of the Collateral into the Lender's name or the name of its nominee or nominees;

          (c) to vote all or any part of the Collateral (whether or not transferred into the name of the Lender) and give all consents, waivers and ratifications in respect thereto as though it were the outright owner thereof;

          (d) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral in one or more parcels, or any interest therein, at any public or private sale at any exchange, broker's board or at any of the Lender's officers or elsewhere, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby expressly and irrevocably waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Lender in its sole discretion may determine; the Pledgor agrees that to the extent that notice of sale shall be required by law that at least five (5) Business Days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification; the Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given; the Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and any such sale may, without further notice, be made at the time and place to which it was so adjourned; the Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling the Collateral and any other security for the Loan or otherwise; at any such sale, unless prohibited by applicable law, the Lender may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption: and the Lender shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto;

               (e) to settle, adjust, compromise and arrange all accounts, controversies, questions, claims and demands whatsoever in relation to all or any part of the Collateral;

               (f) to execute all such contracts, agreements, deeds, documents and instruments; to bring, defend and abandon all such actions, suits and proceedings; and to take all actions in relation to all or any part of the Collateral as the Lender in its sole discretion may determine;

               (g) to appoint managers, agents, officers and servants for any of the purposes mentioned in the foregoing provisions of this Section 4 and to dismiss the same, all as the Lender in discretion may determine; and

               (h) generally, to take all such other action as the Lender in its sole discretion may determine as incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this
          Section 4 and which the Lender may or can do lawfully and to use the name of the Pledgor for the purposes aforesaid and in any proceedings arising therefrom.

          5.   Application of Proceeds. The proceeds of the public or private
               -----------------------
sale or other disposition shall be applied (1) to the costs incurred in connection with the sale, expressly including, without limitation, any costs under Section 8(a) hereof; (ii) to any unpaid interest which may have accrued on any obligations secured hereby; (iii) to any unpaid principal on any obligations secured hereby; and (iv) to damages incurred by the Lender by reason of any breach secured against hereby, in such order as the Lender may determine, and any remaining proceeds shall be paid over to the Pledgor or others as by law provided. In the event the proceeds of the sale or other disposition of the Stock are insufficient to pay such expenses, interest, principal, obligations and damages, the Pledgor shall remain liable to the Lender for any such deficiency.

          6.   Additional Rights of Secured Parties. In addition to its rights
               ------------------------------------
and privileges under this Agreement, the Lender shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code.

          7.   Return of Stock to Pledgor. Upon payment in full of all
               --------------------------
principal and interest on the Note and full performance by the Pledgor of all covenants, undertakings and obligations under the Loan Agreement, the Lender shall return to the Pledgor (I) all of the then remaining Stock and (ii) all rights received by the Lender as agent for the Pledgor as a result of its possessory interest in the Stock.

          8.   Disposition of Stock by Agent. The Stock is not registered under
               -----------------------------
the various federal or state securities laws and disposition thereof after default may be subject to prior regulatory approval and may be restricted to one or more private (instead of public) sales in view of the lack of such registration. The Pledgor understands that upon such dispositior, which by law must be commercially reasonable, the Lender may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the stock than if the Stock were registered pursuant to federal and state securities laws and sold on the open market. The Pledgor, therefore, agrees that:

               (a) if the Lender shall, pursuant to the terms of this Agreement, sell or cause the Stock of any portion thereof to be sold at a private sale, the Lender shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having recognized expertise and experience in connection with shares of companies in the banking industry (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of the Lender's action) as to the best manner in which to expose the Stock for sale and as to the best price reasonably obtainable at the private sale thereof; and

               (b) that such reliance shall be conclusive evidence that the Lender has handled such disposition in a commercially reasonable manner.

          9.   Pledgor's Obligations Absolute. The obligations of the Pledgor
               ------------------------------
under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any other remedies against the Pledgor or any other Person, nor against other security or liens available to the Lender or its successors, assigns or agents.

          The Pledgor hereby waives any right to require that an action be brought against any other Person or require that resort be had to any security or to any balance of any deposit account or credit on the books of the Lender in favor of any other person prior to any exercise of rights or remedies hereunder, or to require resort to rights or remedies of the Lender in connection with the Loan.

          10.  Voting Rights.
               -------------

               (a) For so long as any of the obligations secured hereby remain unpaid, after a Default, (I) the Lender may exercise all voting rights, and all other ownership or consensual rights of the Stock, but under no circumstances is the Lender obligated by the terms of this Agreement to exercise such rights, and (ii) the Pledgor hereby appoints the Lender the Pledgor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Stock in any manner the Lender seems advisable for or against all matters submitted or which may be submitted to a vote of shareholders. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

               (b) For so long as the Pledgor shall have the right to vote the Stock, the Pledgor covenants and agrees that it will not, without the prior written consent of the Lender, (I) vote or take any consensual action with respect to the Stock which would constitute a default under this Agreement, or (ii) cause, permit or allow any assets of any of the Bank Subsidiaries to be leased, sold, conveyed, pledged, hypothecated, transferred or otherwise encumbered or disposed of except as permitted under the terms of the Loan Agreement; or (iii) cause, permit or allow any of the Bank Subsidiaries to be dissolved or liquidated or to acquire, be acquired by, merged or consolidated into or with any other Person except as permitted under the terms of the Loan Agreement.

          11.  Assignment. The Pledgor shall not transfer, assign or otherwise
               ----------
dispose of its beneficial interest in any of the Stock.

          12.  Notices. All notices and other communications required or
               -------
permitted hereunder shall be in writing, and shall be given in the manner prescribed and shall be sent to the addresses provided under Section 9.5 of the Loan Agreement.

          13.  Binding Agreement. The provisions of this Agreement shall be
               -----------------
construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of Georgia. This
Agreement, together with all documents referred to herein, constitutes the entire Agreement between the Pledgor and the Lender with respect to the matters addressed herein and may not be modified except by a writing executed by the Lender and delivered by the Lender to the Pledgor. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.

          14.  Severability. If any paragraph or part thereof shall for any
               ------------
reason be held or adjusted to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

          IN WITNESS WHEREOF, the undersigned have hereunto set their hand and affixed their seals by and through their duly authorized officers, as of the day and year first above written.



                                        PLEDGOR:

                                        CRESCENT BANKING COMPANY

                                        By: /s/
                                           ------------------------------
                                        Title:
                                              ---------------------------

                                        Attest: /s/
                                               ------------------------------
                                        Title:
                                              -------------------------------

                                        [CORPORATE SEAL]


                                        LENDER:

                                        THE BANKERS BANK

                                        By: /s/
                                           ------------------------------
                                        Title:
                                              ---------------------------

                                        Attest: /s/
                                               ------------------------------
                                        Title:
                                              -------------------------------

                                        [BANK SEAL]